Exhibit 99.1

Investor Presentation Ap r il 15, 2 0 21

SAFE HARBOR S T A TEMENT 2 This presentation contains statements that are, or may be considered to be, forward - looking statements. All statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: • sta t em ents about Z edg e ’ s futu r e per f o r man c e; • projections of Zedge’s results of operations or financial condition; • statements regarding Zedge’s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Zedge’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge’s control. Such known and unknown risks, uncertainties and other factors may cause Zedge’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Zedge’s periodic reports filed with the Securities and Exchange Commission . Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise.

ABOUT ZEDGE



ZEDGE™ is a leading app developer focusing on mobile phone **personalization** + **entertainment.**

With more than 482 million organic installs and 35 million monthly active users, "Zedge Wallpapers and Ringtones" is **all about personal identity**. We're the hub for self-expression used by millions for mobile phone personalization, social content and fandom art.
Our app enables consumers to showcase who they are, what they like, and amplify their persona. **Zedge Premium, our marketplace, enables content creators, ranging the gamut from world class celebrities to emerging artists, to display their talent and sell their content to our users.**
"Shortz – Chat Stories by Zedge" offers serialized, short-form fiction stories delivered as text-messaging conversations and as mini-podcasts.

3

I N V E S TMEN T HIGHLIGHTS 4 Multiple Growth Opportunities i n Fl a gshi p + Optionali t y Disciplined Financial Management & Execution Large Customer Bas e + A t t r a c ti v e Demographics

5 ~35,000,000 cus t om er s use th e Z edge ap p , m onthl y , t o pe r sonali z e th eir ph on e By Gender 5 6% 4 4 % female male By Age 13 - 17 18 - 2 4 25 - 34 35 - 44 4 5 - 54 5 5+ N / A By Continent Source: Google Analytics, Facebook, and comScore No r th Am e r ica 2 4 % Rest of W o r ld 25% E u r ope 2 6 % Asia 25 % HIGHLY A T TR A C T I V E USER BASE

DRIVING USER GROWTH


Powerful and flexible platform
ASO
Press
SEO
Zedge Wallpapers & Ringtones App
Wallpapers
Video Wallpapers
Ringtones
Notifications
Alarms
Icons & Widgets
???
Search & Discovery
Analytics / BI
Premium Marketplace
Marketing Tools
Self Publishing Toos
CMS
Ad Monetization / Subscriptions
APIs
Zedge Publishing Platform
Artists & Brands
Social Creators

Features and enhancements

- User accounts
- Social/community
- Zedge+
- Personalized feeds
- Premium Marketplace expansion
- iOS 14 personalization with icons and widgets

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ZEDGE PREMIUM MARKETPLACE

A Publishing & Revenue Generating Platform Made For Artists



Marketplace



- Hub for personalization, social, and fandom art
- Ideal for established and up and coming artists, alike
- Easy to use self serve platform
- Token-based economy

ZEDGE

SHORTZ - EXTENDING INTO ENTERTAINMENT

Serialized, Short-Form Fiction



SCARY
COLLATERAL
THE FEAST
3AST3R EGG2
Lodgers

Imagery and story summaries that provoke the imagination



AUDIO
Easter Eggs
START READING OR LISTENING
Landscaper Anatloy discovers an Easter egg while whacking weeds. But what's inside that egg might hold a clue to an old murder.

Highly engaging, tap on screen to read or listen to the story



15:39
Back
Easter Eggs - Episode 1
Probably just leftover from last year
Yeah prob, it looks pretty old
Where did you find it?
It was in a drain pipe that was all clogged up
Whats inside? Money???
Well that's the weird part
WTFFFFFFFFF right?

Visuals support the larger storytelling



15:39
Back
Easter Eggs - Episode 1
office to talk to the FBI guy
I think I'm gonna throw up
What if they already know?
Listen if they knew anything he woulda just arrested you or whatevs
He prolly just wants a closer look at you
Keep yer stuff together. Try not to look nervous and don't say anything. It will be fine #thuglife
Jules?
U there?
Next episode
Episode 2
CONTINUE

Cliffhanger chapter endings meant to prompt further user engagement

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9 +88% YoY Average Revenue per Monthly Active User ( F or qua r t er en ded Jan 31 2 0 21) +150% YoY Subscription Revenue ( F or qua r t er en ded Jan 31 2 0 21) $13.6M Cash & Cash Equivalents (a / o Jan 31 2 0 21) $5.6M NOLS (a / o July 31 2 0 2 0) * Please refer to the Reconciliation of Non - GAAP Financial Measures slide at the end of this presentation. FINANCIAL O V ER V I E W Revenue $0M $1M $2M $4M $5M $6M Other P aid Subsc r iptions Advertising EBIT D A * ($0.5)M $0.0M $0.5M $1.0M $1.5M $2.0M $2.5M $3.0M Net Income ($1.5)M $0.0M $1.5M $3.0M EP S ($0.10) $0.00 $0.10 $0.20 Net Income & EPS EPS NI

FISCAL 2021 GOALS
75-80%
YoY Revenue Growth

Continued **Positive Cashflow**

MAU **Growth**

Ongoing **Profitability**

Product **Diversification**

Subscription **Growth**

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ZEDGE

GOVERNANCE AND INVESTOR PROFILE

Renowned Board Members With Pedigree In Mobile, Entertainment + Value Creation



Other 56%
Institutional 22%
Insiders 22%

Michael Jonas	14.1%
Howard Jonas	1.2%
Mgmt & Employees	4.2%
Board of Directors	2.4%
Insider Ownership*	21.9%

*As of October 31, 2020, on a fully diluted basis



Michael Jonas
Executive Chairman



Howard Jonas
Vice Chairman
Founder & Chairman, IDT Corp.



Mark Ghermezian
Co-CEO, American Dream
Co-Founder, Braze



Elliot Gibber
President & CEO
Deb El Food Products



Paul Packer
Founder, Globis Capital Advisors



Greg Suess
Founding Partner, Active Artists Mgmt, LLC
Partner, Glasier Weil Fink Howard Avchen & Shapiro



Jonathan Reich
CEO
Zedge



Yi Tsai
CFO
Zedge

Thank you! Jonathan Rei c h, Chief E x ecuti v e Of fi c er jonathan.reich@zedge.net + 1 3 30 5 77 3 4 2 4 B r ian Siegel Mana gin g Di r ec t o r , H a y den IR brian@haydenir.com + 1 346 396 8696 KEY T AKE A W A Y S Mu l tiple Growth Drivers Discipli n ed Financial Management Large + Loyal Customer Base Sha r e h older Returns

ZEDGE

APPENDIX

EBITDA: RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

EBITDA is defined as earnings (loss) before interest, taxes, depreciation and amortization. EBITDA represents a measure that we believe is customarily used by investors and analysts to evaluate the financial performance of companies in addition to the GAAP measures that we present. Management believes that EBITDA is useful in evaluating our core operating results. However, EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States of America and should not be considered an alternative to net income or operating income as an indicator of our operating performance or to net cash provided by operating activities as a measure of our liquidity.

EBITDA Reconciliation (in $Million)	Q1 '20	Q2 '20	Q3 '20	Q4 '20	Q1 '21	Q2 '21	FY '19	FY '20	YTD FY '21
Net Income | (Loss)	**($0.8)**	**$0.1**	**($0.3)**	**$0.5**	**$1.0**	**$2.3**	**($3.3)**	**($0.6)**	**$3.3**
Excluding:									
Interest and other income/(expense), net	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.2	$0.0	$0.0
Provision for income taxes	$0.0	$0.0	$0.0	$0.0	$0.0	$0.3	$0.0	$0.0	$0.3
Depreciation and amortization	$0.5	$0.4	$0.3	$0.4	$0.4	$0.3	$1.4	$1.6	$0.7
EBITDA	**($0.3)**	**$0.5**	**$0.0**	**$0.8**	**$1.4**	**$2.9**	**($1.7)**	**$1.0**	**$4.3**